UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 19, 2010
ALKERMES, INC.
(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA	1-14131	23-2472830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

852 Winter Street Waltham, Massachusetts	02451-1420
(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code:  (781) 609-6000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
On April 19, 2010, Eli Lilly and Co. (“Lilly”) and Amylin Pharmaceuticals, Inc (“Amylin”) announced that Lilly submitted the Marketing Authorization Application filing for BYDUREON™ (exenatide for extended-release injectable suspension) for the treatment of type 2 diabetes to the European Medicines Agency. Alkermes, Inc. (“Alkermes”), Amylin, and Lilly are working together to develop BYDUREON, a subcutaneous injection of exenatide for the treatment of type 2 diabetes that utilizes Alkermes’ proprietary Medisorb® technology to create an extended-release injection. BYDUREON is not currently approved by any regulatory agencies. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES, INC.
Date: April 19, 2010	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer

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